EXHIBIT 10.1
Bank version /Client version

2nd Amendment dated 06/25/2014 of
Credit Facility Agreement
Regarding an Umbrella Credit Facility in the amount of EUR 20,000,000.--
dated 06/18/2012

IPG Laser GmbH
Siemensstraße 7
57299 Burbach
(the „Borrower“)

and

Deutsche Bank AG
Filiale Deutschlandgeschäft
An den Dominikanern 11-27
50668 Cologne

(the „Bank“)

on the basis of the Bank’s General Business Conditions (Allgemeine Geschäftsbedingungen) both parties entered into the above mentioned agreement.

Both parties agree to amend the agreement as follows:

§ 2 - Credit Facility:

(2)	Term of the Credit Facility
The Credit Facility is available until August 31st, 2014.

Declaration according to the GwG (Anti Money Laundering Act)
The Borrower hereby confirms the Bank by ticking the box or initial that with regard to the Credit Facility Agreement he is acting for his own account.

[    ]        IPG Laser GmbH

All other terms, conditions and agreements of the credit facility agreement dated 06/18/2012 including 1. Amendment dated 01/17/2014 shall remain unchanged and in force.

This Amendment will be cited under the date first above written.

Deutsche Bank AG
Filiale Deutschlandgeschäft

Burbach, 24 June 2014	/s/ Theodora Schweigert /s/ Joachim Gartz
Place, Date

IPG Laser GmbH

Burbach, 24 June 2014	/s/ Eugene Scherbakov
Place, Date